UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

LOWE’S COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on June 2, 2017.

Meeting Information
LOWE’S COMPANIES, INC.	Meeting Type:	Annual Meeting
	For holders as of:	March 24, 2017
	Date: June 2, 2017	Time: 10:00 a.m., Eastern Time
Location: Ballantyne Hotel
10000 Ballantyne Commons Parkway
Charlotte, NC 28277
For directions please call: 1-800-813-7613
LOWE’S COMPANIES, INC. 1000 LOWE’S BOULEVARD MAIL CODE: NB3TIR MOORESVILLE, NC 28117	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E26487-P87297

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2017 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone or Mail: You can vote by telephone or mail by requesting a paper copy of the materials, which will include a proxy card.

E26488-P87297

Voting Items

Company Proposals — Lowe’s Board of Directors

recommends you vote “FOR ALL” of the

nominees listed in Item 1, “FOR” Items 2 and 4

and “1 YEAR” for Item 3.

1.	Election of Directors

Nominees:

01)	Raul Alvarez	07)	Marshall O. Larsen
02)	Angela F. Braly	08)	James H. Morgan
03)	Sandra B. Cochran	09)	Robert A. Niblock
04)	Laurie Z. Douglas	10)	Bertram L. Scott
05)	Richard W. Dreiling	11)	Eric C. Wiseman
06)	Robert L. Johnson

2.	Advisory vote to approve Lowe’s named executive officer compensation in fiscal 2016.

3.	Advisory vote on the frequency of future advisory votes to approve Lowe’s named executive officer compensation.

4.	Ratification of the appointment of Deloitte & Touche LLP as Lowe’s independent registered public accounting firm for fiscal 2017.

Shareholder Proposal — Lowe’s Board of Directors recommends you vote “AGAINST” Item 5.

5.	Proposal regarding the feasibility of setting renewable energy sourcing targets.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

E26489-P87297

E26490-P87297